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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 9, 1999


                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                  ---------------------------------------------
               (Exact name of registrant as specified in charter)


    New York                       333-11961                     25-0659306
    --------                       ---------                     ----------
(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


                            One Mellon Bank Center,
                      Pittsburgh, Pennsylvania 15258-0001
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (412) 234-5000
                                                           --------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events
         ------------

         The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

                  20.  Monthly Certificateholders Statement


                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MELLON BANK PREMIUM FINANCE
                                     LOAN MASTER TRUST


                                     By: AFCO Credit Corporation, on behalf
                                         of Mellon Bank Premium Finance
                                         Loan Master Trust


                                     By: C. LEONARD O'CONNELL
                                         --------------------------------------
                                         Name:  C. Leonard O'Connell
                                         Title: Senior Vice President,
                                                Chief Financial Officer
                                                and Treasurer

Date:  July 13, 1999





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                               INDEX TO EXHIBITS
                               -----------------


     Exhibit No.       Document Description                    Method of Filing
     -----------       --------------------                    ----------------

         20            Monthly Certificateholders Statement    Filed herewith